UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2014

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 551-5000

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)Approval of Christopher & Banks Corporation Non-Employee Director Deferred Stock Plan, as Amended and Restated

Effective December 8, 2014, the Board of Directors of Christopher & Banks Corporation (the “Company”) approved the Christopher & Banks Corporation Non-Employee Director Deferred Stock Plan, as amended and restated (as so amended and restated, the “Director Deferred Stock Plan”).  The Director Deferred Stock Plan was amended to permit the deferral of stock awards by non-employee directors that are made to them under the Christopher & Banks Corporation 2013 Directors’ Equity Incentive Plan.

A copy of the Director Deferred Stock Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The description of the Director Deferred Stock Plan included in this Form 8-K is qualified in its entirety by reference to the attached Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

	10.1	Christopher & Banks Corporation Non-Employee Director Deferred Stock Plan, Amended and Restated effective December 8, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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CHRISTOPHER & BANKS CORPORATION

Date: December 10, 2014	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President,
General Counsel

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
December 8, 2014	001-31390

CHRISTOPHER & BANKS CORPORATION

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Exhibit Number	Description

10.1	Christopher & Banks Corporation Non-Employee Director Deferred Stock Plan, Amended and Restated effective December 8, 2014.